Share-based compensation	12 Months Ended
Dec. 31, 2025
Share-based compensation [Abstract]
Share-based compensation
26.	Share-based compensation

The options were granted to management and key employees of MPC Capital in 2024 and are subject to market and performance conditions as well as a service condition of four years. The remaining term of the options granted is derived from the contractual terms and the grant date of the options. The risk-free rate for periods within the contractual life of the option is based on zero-coupon bond risk-free rates generated using the Svensson model and yield curve data provided by the German Central Bank in effect at the time of grant. The grant-date fair value was $2.25 per option.

Long-term incentive program
Expected volatility	43.21%
Expected dividend yield	6.6%
Expected term (in years)	4.5
Risk-free rate	2.5%

Options	Number of options (in thousands)	Weighted average exercise price (Euro)	Weighted average remaining contractual term (Years)	Aggregate intrinsic value (USD, in thousands)
Outstanding at December 16, 2024	450	1
Granted	—	1
Exercised	—	1
Forfeited or expired	—	1
Outstanding at December 31, 2024	450	1	4.5	$2,015
Exercisable at December 31, 2024	—	—	—	—
Granted	—	1
Exercised	—	1
Forfeited or expired	(10)	1
Outstanding at December 31, 2025	440	1	3.5	$2,341
Exercisable at December 31, 2025	—	—	—	—

As of December 31, 2024, and 2025, total unrecognized compensation cost was $815,000 and $644,000, respectively, and was related to nonvested share-based compensation arrangements granted under the employee share option agreements of MPC Capital. That cost is expected to be recognized over a weighted-average period of 2.5 years. For the years ended December 31, 2024 and 2025, the Company recognized expenses in the amounts of $9,494 and  $242,571 in the consolidated statement of comprehensive income. No options were exercised, and no cash was paid out during the years ended December 31, 2024 and 2025.